--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-1 Indenture dated as of January 28, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-1)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                  333-117187                  33-0705301
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

    1401 Dove Street
Newport Beach, California
  (Address of Principal                                            92660
    Executive Offices)                                           (Zip Code)

Registrant's telephone number, including area code, is (949) 475-3600.

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

      For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

      Exhibit No.    Description
      -----------    -----------

      3.1 Amended and Restated Trust Agreement, dated as of January 28, 2005, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2005-1.

      3.1 Grantor Trust Agreement, dated as of January 28, 2005, between IMH Assets Corp., as Depositor and Deutsche Bank National Trust Company, as Grantor Trustee, Grantor Trust Certificates, Series 2005-1.

      Exhibit No.    Description
      -----------    -----------

      4.1 Indenture, dated as of January 28, 2005, between Impac CMB Trust Series 2005-1 as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-1. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

      Exhibit No.    Description
      -----------    -----------

      99.1 Servicing Agreement, dated as of January 28, 2005, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2005-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-1. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.


                                             By:  /s/ Richard J. Johnson
                                                --------------------------------
                                             Name:  Richard J. Johnson
                                             Title: EVP, CFO

Dated: February 14, 2005

                                 EXHIBIT INDEX

                  Sequentially
Exhibit           Numbered
Number            Description
------            -----------

3.1 Amended and Restated Trust Agreement, dated as of January 28, 2005, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2005-1.

3.1 Grantor Trust Agreement, dated as of January 28, 2005, between IMH Assets Corp., as Depositor and Deutsche Bank National Trust Company, as Grantor Trustee, Grantor Trust Certificates, Series 2005-1.

4.1 Indenture dated as of January 28, 2005, between Impac CMB Trust Series 2005-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-1. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of January 28, 2005, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2005-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-1. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)